UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

HUIXIN WASTE WATER SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52339	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

#99 Jianshe Road 3, Pengjiang District, Jiangmen City Guangdong Province People’s Republic of China	529000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) (750) 395-9988

CHINA GROWTH CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 – Other Events
Item 8.01. Other Events

On August 15, 2013, the Company’s Board of Directors approved the establishment of an Audit Committee, governed by an Audit Committee Charter (attached hereto as Exhibit 99.1), and appointed Mr. Joseph Levinson to serve as a member and the Chairman of the Audit Committee. It is resolved by the Board that Mr. Levinson meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and qualifies as an “audit committee financial expert,” as that term is defined in the rules and regulations of the Exchange Act.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Audit Committee Charter of Huixin Waste Water Solutions, Inc., approved on August 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2013	Huixin Waste Water Solutions, Inc.

	By:	/s/ Mingzhuo Tan
Mingzhuo Tan
Chief Executive Officer, President and Chairman of the Board of Directors